097 P-1 10/13

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE PROSPECTUS DATED MARCH 1, 2013

OF FRANKLIN WORLD PERSPECTIVES FUND

(Franklin Templeton International Trust)

The Prospectus is amended as follows:

I. The “Fund Summary – Sub-Advisors” section on page 8 is revised as follows:

Sub-Advisors

Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil), Franklin Templeton Investments Corp. (FTIC), Franklin Templeton Investment Management Limited (FTIML), Templeton Asset Management Ltd. (TAML), Franklin Templeton Investments (ME) Limited (FTIME) and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea). For purposes of the Fund's risks, the term "investment manager" includes any Sub-Advisor.

II. The following biography of the “Fund Summary – Portfolio Managers” section on page 8 is revised as follows:

SUKUMAR RAJAH Portfolio Manager of TAML and portfolio manager of the Fund since inception (2010).

III. The following is added to the “Fund Summary – Portfolio Managers” section on page 8:

BASSEL KHATOUN Portfolio Manager of FTIME and portfolio manager of the Fund since October 2013.

SALAH SHAMMA Portfolio Manager of FTIME and portfolio manager of the Fund since October 2013.

IV. The “Fund Summary – Taxes” section on page 9 is revised as follows:

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

V. The  second  paragraph  of  the  “Fund  Details  –  Management”  section  on page 19 is  revised  as  follows:

Under separate  agreements  with  Advisers,  Franklin  Templeton Investimentos (Brasil)  Ltda.  (FTI  Brasil),  Rua  Brigadeiro  Faria Lima  3311,  5th  floor, Itaim Bibi,  Sao  Paulo–SP  Brazil  04536-133;  Franklin Templeton Investments  Corp.  (FTIC),  200 King  Street  West,  Suite  1500,  Toronto  (Ontario),  Canada  M5H  3T4;  Franklin  Templeton  Investment  Management Limited (FTIML), The  Adelphi  Building,  1-11 John  Adams  Street,  London,  WC2N  6HT; Franklin Templeton Investments (ME) Limited (FTIME), The Gate, East Wing, Level 2, Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E; Franklin  Templeton  Investment  Trust  Management  Co.,  Ltd.  (FT  Korea), 3rd  Floor,  CCMM  Building,  12   Youido-Dong,  Youngdungpo-Gu,  Seoul,  South  Korea  150-968, and  Templeton  Asset Management  Ltd.  (TAML),  7  Temasek  Boulevard, Suntec  Tower  One,  #38-3, Singapore  038987, are  the Fund’s  Sub-Advisors. FTI  Brasil,  FTIC,  FTIML, FTIME,  FT  Korea  and  TAML  provide  Advisers  with investment  management  advice  and assistance.  FTI  Brasil,  FTIC, FTIML,  FTIME,  FT  Korea  and  TAML  are  indirect  subsidiaries  of  Franklin Resources,  Inc.  (Resources)  and  Advisers  is a direct subsidiary of Resources.  For  purposes  of  the  Fund’s  investment  strategies,  techniques  and  risks,  the  term  “investment manager” includes  any  sub-advisor.

VI. The  below information of the “Fund  Details  –  Management”  section  on page 19 is revised as follows:

PURAV A. JHAVERI, CFA   Portfolio Manager of Advisers

Mr. Jhaveri has been a co-lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2000.

SUKUMAR RAJAH Portfolio Manager of TAML

Mr. Rajah has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2002.

VII. The  following is added to the “Fund  Details  –  Management”  section  on page 19:

BASSEL KHATOUN Portfolio Manager of FTIME

Mr. Khatoun has been a portfolio manager of the Fund since October 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2012.  Prior to joining Franklin Templeton Investments, he worked as an equity portfolio manager of Algebra Capital which is now known as Franklin Templeton Investments (ME) Limited.

SALAH SHAMMA Portfolio Manager of FTIME

Mr. Shamma has been a portfolio manager of the Fund since October 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2012.  Prior to joining Franklin Templeton Investments, he worked as an equity portfolio manager of Algebra Capital which is now known as Franklin Templeton Investments (ME) Limited.

Please retain this supplement with your prospectus for reference.

097 SA-1 10/13

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED MARCH 1, 2013

OF FRANKLIN WORLD PERSPECTIVES FUND

(Franklin Templeton International Trust)

The Statement of Additional Information is amended as follows:

I. The fifth paragraph of the “Management and Other Services – Management fees” section on page 38 is updated as follows:

The Fund's sub-advisors are Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil) (providing investment advice with respect to investments in Brasil), Franklin Templeton Investments Corp. (FTIC) (providing investment advice with respect to investments in Canada), Franklin Templeton Investment Management Limited (FTIML) (providing investment advice with respect to European and Israeli investments), Templeton Asset Management Ltd., (TAML) (providing investment advice with respect to Asia-Pacific assets other than Japan, Korea and Taiwan), Franklin Templeton Investments (ME) Limited (FTIME) (providing advice with respect to investments in the Middle East-North Africa region) and Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea) (providing investment advice with respect to investments in Korea and Taiwan). The investment manager conducts its own investment research and related services with respect to investments in the United States. The sub-advisors have an agreement with the investment manager and provide the investment manager with investment management advice and assistance. The sub-advisors' activities are subject to the board's review and control, as well as the investment manager's instruction and supervision. From time to time, any of the regions that are assigned to a particular sub-advisor may be shifted to another sub-advisor.

II. The second set of bullet points of the “Management and Other Services – Management fees” section on page 38 is updated as follows:

  FTI Brasil: 0.75%
  FTIC: 0.50%
  FTIML: 0.50%
  FT Korea: 0.60%
  TAML: 0.85%
  FTIME: 0.85%

Please retain this supplement with your prospectus for reference.